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                                                                    EXHIBIT 99.2



                                     WAIVER

         WAIVER, dated as of December 31, 2001 (this "WAIVER"), to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY") and the Foreign Borrowers from time to time party thereto (together with the Company, the "BORROWERS"), the banks and other financial institutions from time to time parties thereto (the "LENDERS"), Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made certain loans and other extensions of credit to the Borrowers;

         WHEREAS, the Borrowers may be in default of certain financial covenants contained in the Credit Agreement;

         WHEREAS, the Borrowers have requested that, during the period commencing on December 31, 2001 and ending on January 31, 2002, the Lenders waive certain provisions of the Credit Agreement and each Lender signatory hereto, solely in its individual capacity as a Lender (and not as the Administrative Agent or the Documentation Agent) under the Credit Agreement has agreed to waive such provisions on the terms and subject to the conditions herein provided;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINED TERMS

         1.1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                SECTION 2. WAIVER; INCREASE IN APPLICABLE MARGIN

         2.1. WAIVER. As of the Effective Date and solely for the period through January 31, 2002 (the "Waiver Period"), the Majority Lenders signatory hereto waive any Default or Event of Default under Section 15(c) of the Credit Agreement resulting from the Borrower's failure to comply with any one or more of the covenants set forth in Section 14.1 of the Credit Agreement for the periods ending on December 31, 2001 and as of December 31, 2001, as the case may be.

         2.2. INCREASE IN APPLICABLE MARGIN. During the Waiver Period, the Applicable Margin shall be increased by 1.0% (one percent) over that which would otherwise be in effect from time to time under the Credit Agreement.


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                            SECTION 3. MISCELLANEOUS

         3.1. CONDITIONS TO EFFECTIVENESS OF WAIVER. This Waiver shall become effective on the date (the "EFFECTIVE DATE") upon which the Administrative Agent shall have received counterparts hereof, duly executed and delivered by each Borrower, the Administrative Agent, each Subsidiary Guarantor and the Majority Lenders.

         3.2. REPRESENTATIONS AND WARRANTIES. The Company, as of the date hereof after giving effect to the waiver contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Subsection 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Waiver.

         3.3. LIMITED EFFECT. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

         3.4. COUNTERPARTS. This Waiver may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

         3.5. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    HEXCEL COMPOSITES S.A. (Belgium)
                                    HEXCEL COMPOSITES S.A. (France)
                                    HEXCEL COMPOSITES GMBH (Austria)
                                    HEXCEL COMPOSITES, S.A. (Spain)
                                    HEXCEL CORPORATION
                                    HEXCEL (U.K.) LIMITED
                                    HEXCEL HOLDINGS (U.K.) LIMITED
                                    HEXCEL COMPOSITES LIMITED
                                    HEXCEL S.A. (France)
                                    HEXCEL FABRICS S.A.
                                    HEXCEL COMPOSITES GMBH (Germany)

                                    By:_________________________
                                       Title:




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CREDIT SUISSE FIRST BOSTON, as
Administrative Agent and Lead Arranger


By:
    -------------------------------------------------
    Name: Sharon M. Meadows
    Title: Managing Director


By:
    -------------------------------------------------
     Name: Karl Studer
     Title: Director


CITIBANK, N.A., as Documentation Agent
and as a Lender


By:
    -------------------------------------------------
    Name:
    Title:



CREDIT SUISSE FIRST BOSTON, as a
Lender


By:
    -------------------------------------------------
    Name: Sharon M. Meadows
    Title: Managing Director


By:
    -------------------------------------------------
    Name: Karl Studer
    Title: Director

[Other Bank Signature Blocks]



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         The undersigned Subsidiary Guarantors do hereby consent and agree to the execution and delivery of this Waiver:

                                     HEXCEL INTERNATIONAL
                                     HEXCEL OMEGA CORPORATION
                                     HEXCEL BETA CORP.
                                     CLARK-SCHWEBEL HOLDING CORP.
                                     CLARK-SCHWEBEL CORPORATION
                                     CS TECH-FAB HOLDING, INC.

                                     By:
                                          --------------------------
                                     Title:






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